SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2003
(January 24, 2003)

AMBAC FINANCIAL GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One State Street Plaza	10004
New York, New York	(Zip code)
(Address of principal executive offices)

(212) 668-0340
(Registrant’s telephone number, including area code)

Page 1 of 16 Pages

Index to Exhibits on Page 4

Item 5.    Other Events

On January 23, 2003, Ambac Financial Group, Inc. (the “Registrant”) issued a press release containing unaudited interim financial information and accompanying discussion for the 2002 fourth quarter and full year earnings. Exhibit 99.15 is a copy of such press release and is incorporated by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)    Exhibits.

Exhibit Number	Item
99.15
Unaudited interim financial statements and accompanying discussion for the three months ended December 31, 2002 and the year ended December 31, 2002 contained in the press release issued by the Registrant on January 23, 2003.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)

Dated: January 24, 2003
	By:	/s/ Thomas J. Gandolfo
Thomas J. Gandolfo Senior Vice President and Chief Financial Officer

3

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
99.15
Unaudited interim financial statements and accompanying discussion for the three months ended December 31, 2002 and the year ended December 31, 2002 contained in the press release issued by the Registrant on January 23, 2003.

4